UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 29, 2020
 _______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-32598	41-1941551
(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road,	Billerica,	MA	01821
(Address of principal executive offices)			(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ENTG	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adoption of the Entegris, Inc. 2020 Stock Plan
On April 29, 2020, at the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of Entegris, Inc. (the "Company"), the Company’s stockholders approved the Entegris, Inc. 2020 Stock Plan (the “2020 Plan”). The 2020 Plan was previously approved, subject to stockholder approval, by the Board of Directors of the Company.
A summary of the material terms and conditions of the 2020 Plan and awards thereunder is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 18, 2020 (the “Proxy Statement”) under “Proposal 4 – Approval of Entegris, Inc. 2020 Stock Plan”, which summary is incorporated herein by reference. The summary is qualified in its entirety by, and should be read in conjunction with, the 2020 Plan, which was filed as Annex 1 to the Proxy Statement and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 29, 2020, the Company held its Annual Meeting. As of March 6, 2020, the record date for the Annual Meeting, there were 135,009,044 shares of the Company's Common Stock issued and outstanding and entitled to vote on the matters presented at the Annual Meeting. Holders of 128,954,323 shares of the Company's Common Stock, or 95.51% of the outstanding shares entitled to be cast at the Annual Meeting, which constituted a quorum, were represented at the Annual Meeting in person or by proxy. The following proposals, which were described in the Proxy Statement, were voted upon and approved at the Annual Meeting:
1. To elect the following eight persons as directors to serve until the 2021 Annual Meeting of Stockholders:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Michael A. Bradley	109,869,267	13,002,803	79,243	6,003,010
R. Nicholas Burns	110,244,056	12,171,191	536,066	6,003,010
James F. Gentilcore	121,204,152	1,713,299	33,862	6,003,010
James P. Lederer	121,452,070	1,464,144	35,099	6,003,010
Bertrand Loy	120,055,225	2,867,553	28,535	6,003,010
Paul L.H. Olson	117,944,097	4,927,921	79,295	6,003,010
Azita Saleki-Gerhardt	120,351,737	2,569,106	30,470	6,003,010
Brian F. Sullivan	109,327,498	13,546,007	77,808	6,003,010
 2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2020:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
124,242,845	4,681,417	30,061

3. To approve, on an advisory basis, the Company’s Executive Compensation:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
120,377,069	2,537,428	36,816	6,003,010

 4. To approve the Entegris, Inc. 2020 Stock Plan:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
119,272,368	3,637,186	41,759	6,003,010

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The exhibits listed on the Exhibit Index below are filed as part of this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description
99.1
Entegris, Inc. 2020 Stock Plan (incorporated by reference to Annex 1 to the Registrant’s Schedule 14A proxy statement for its 2020 annual meeting of stockholders (No. 001-32598), as filed with the SEC on March 18, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: April 29, 2020
By: /s/ Gregory B. Graves
Name: Gregory B. Graves
Title: Executive Vice President and Chief Financial Officer